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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 25, 2003

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                    1-9210               95-4035997
   (State or other jurisdiction       (Commission          (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)


               10889 WILSHIRE BOULEVARD
               LOS ANGELES, CALIFORNIA                            90024
       (Address of principal executive offices)                (ZIP code)



               Registrant's telephone number, including area code:
                                 (310) 208-8800


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Item 9.  Regulation FD Disclosure
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     The full text of the speech made on April 25, 2003, by Dr. Ray R. Irani at the Occidental Petroleum Corporation 2003 Annual Meeting of Stockholders in Los Angeles, California, as well as an addendum reconciling non-GAAP financial measures included in that speech, is attached to this report as Exhibit 99.1.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:    April 25, 2003       S. P. Dominick, Jr.
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                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)